Exhibit 10.21

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made as of May 24, 2021 (the “Effective Date”), between Andrew Stranberg (the “Founder”), and Randolph Birney (“Purchaser”). Each of the Founder and Purchaser may be referred to, herein, individually, as a “Party” and, together, as the “Parties”.

R E C I T A L S

The Founder has agreed to sell 800,000 shares of Common Stock of the Company, $0.001 par value per share (the “Shares”) to Purchaser and the Purchaser has agreed to purchase the Shares.

In consideration of the mutual promises contained herein and for other good and valuable consideration, the Parties hereby agree as follows:

1. Purchase of Shares.

(a) Share Amount. On this date and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Founder, and the Founder hereby sells to Purchaser, the Shares at an aggregate purchase price of $158,800 (the “Purchase Price”) or $0.1985 per share. The term “Shares” refers to the Shares purchased under this Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits in respect of the Shares, and (iii) all securities or property received in replacement of the Shares in a recapitalization, merger, reorganization or the like.

(b) Payment. Purchaser has delivered to the Founder a promissory note (the “Note”) in the principal amount of the Purchase Price, which Note is in the form of Exhibit A. Accordingly, the Founder hereby agrees to issue the Shares to Purchaser and Purchaser hereby purchase the Shares from the Founder in exchange for the Note. Purchaser further acknowledges that the issuance of the Shares hereunder may result in taxable income to Purchaser, and Purchaser has consulted with Purchaser’s own tax advisors concerning the potential effects of such issuance.

2. Representations of Purchaser. Purchaser represents and warrants to the Founder that:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the acquisition of the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the shares indefinitely unless they are registered with the Securities and Exchange Commission (the “SEC”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that neither the Company nor the Founder has any obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Founder is under no obligation and may not be able to satisfy.

(d) Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities Act.

(e) Purchaser has been advised that the purchase of and/or disposition of the Shares hereunder may have adverse tax effects upon Purchaser. Purchaser is not relying upon the Founder, the Company or their respective legal counsel for any tax advice and has consulted with Purchaser’s own tax advisors in this regard.

3. Representation of Founder. The Founder owns the Shares free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, “Liens”), and upon delivery of the Shares to the Purchaser, the Purchaser will acquire good, valid and marketable title thereto free and clear of all Liens. The Founder is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Founder to sell, transfer, or otherwise dispose of the Shares (other than pursuant to this Agreement).

4. Compliance with Federal Securities Laws. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares have not been registered with the SEC under the Securities Act, but have been issued under an exemption or exemptions from the registration requirements of the Securities Act which impose certain restrictions on Purchaser’s ability to transfer the Shares.

(a) Restrictions on Transfer. Purchaser may not transfer or otherwise dispose of or pledge or grant any Lien in (“Transfer”) the Shares until (i) the repurchase option set forth in Section 6 of this Agreement lapses or (ii) the Lock-Up Restriction (as defined below) expires. The Purchaser agrees that the Purchaser shall not Transfer any of the Shares for a period of two years; provided, however, that such prohibition on Transfers shall expire (A) as 400,000 of the Shares immediately, and (B) as to the remaining 400,000 of the Shares at a rate of One-forty-eighth (1/48th) of such remaining Shares on the first day of each month following the date hereof so that the prohibition on Transfers shall expire in full forty-eight (48) months from the date hereof. Such prohibition on Transfers is referred to herein as the “Lock-Up Restriction.” Furthermore, Purchaser understands that Purchaser may not Transfer any Shares unless such Shares are registered under the Securities Act or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that an exemption from registration may not be available or may not permit Purchaser to transfer all or any of the Shares.

(b) Rule 144. Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six months, and in certain cases one year, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

6. Repurchase Option. The Founder or its assignees shall have the option to repurchase all, but not less than all, of the Shares at an aggregate price equal to the Purchase Price (the “Repurchase Price”) if the Company’s proposed initial public offering (the “IPO”) is not consummated on or before the two hundred and fortieth (240th) day following the Effective Date by giving Purchaser written notice of exercise of the Repurchase Option and paying the Repurchase Price as set forth in this Section 6. The Repurchase Price will be payable, at the option of the Founder or its assignee(s), in cash, by check or by wire transfer of immediately available funds or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Founder (or to such assignee) under the Note or by any combination thereof. The Repurchase Price will be paid without interest within ninety (90) days after the Founder gives the Purchaser written notice of the exercise of its repurchase option under this Section 6.

7. Encumbrances on Shares. Purchaser shall be prohibited from granting any Lien upon the Shares until the Note is paid in full.

8. Rights as Stockholder. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Founder and/or its assignee(s) exercise(s) the repurchase option provided in Section 6. Upon the exercise of the repurchase option set forth in Section 6, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Founder for transfer or cancellation.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Purchaser understands and agrees that the Founder will cause the Company to include the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws, or by the Bylaws of the Company, or by any other agreement between Purchaser and the Company or between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER AND A RIGHT OF REPURCHASE HELD BY THE FOUNDER OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK PURCHASE AGREEMENT BETWEEN THE FOUNDER OF THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

(c) Stop-Transfer Instructions. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Founder may cause the Company to issue appropriate “stop-transfer” instructions to its transfer agent, if any.

(d) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

(e) Removal of Legend. When all of the following events have occurred, the Shares then held by the Purchaser will no longer be subject to the legend referred to in Section 9(a) above: (i) the termination of the repurchase option set forth in Section 6; and (ii) the expiration or termination of the market standoff provisions of Section 9(f) (and of any agreement entered pursuant to Section 9(f)). After such time, and upon the Purchaser’s request, a new certificate or certificates representing the Shares shall be issued without the legend referred to in Section 9(a) above and delivered to Purchaser.

(f) Market Standoff Agreement. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Holder shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.

10. Compliance with Laws and Regulations. The issuance and transfer of the Shares hereunder will be subject to and conditioned upon compliance by the Founder and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Shares may be listed at the time of such issuance and transfer.

11. General Provisions.

(a) Successors and Assigns. The Founder may assign any of its rights under this Agreement except as expressly set forth herein. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Founder. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns.

(b) Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, such provision will be enforced to the maximum extent possible and the other provisions will remain effective and enforceable. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

(c) Notices. All notices hereunder shall be given in writing at the address of each Party set forth on the signature page hereto, or to such other address as either Party may substitute by written notice to the other in the manner set forth in this Section 11(c). All such notices shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the Party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

(d) Further Instruments. The Parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(e) Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior understandings and agreements between the Parties hereto with respect to the specific subject matter hereof.

(f) Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the Parties. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the Party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all of the Parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

(g) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile or e-mail transmission (as a .pdf, .tif, or similar attachment) and upon such delivery the facsimile, .pdf, .tif, or similar signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

[Signature page follows.]

IN WITNESS OF THE FOREGOING, the Parties have executed this Agreement effective as of the date first set forth above.

Founder		Purchaser:

By:	/s/ Andrew Stranberg	By:	/s/ Randy Birney
	Andrew Stranberg		Randolph Birney

Address:	2345 Lake Avenue		Address:	7 Bristol Lane
	Miami Beach, FL 33140			Andover, MA 01810
	E-mail:	astranberg@stran.com		Email:	randy.birney@stran.com

EXHIBIT A

PROMISSORY NOTE

(See Attached)